FEBRUARY 18, 2021

SUPPLEMENT TO THE FOLLOWING PROSPECTUSES:

HARTFORD DOMESTIC EQUITY FUNDS PROSPECTUS

DATED FEBRUARY 28, 2020, AS SUPPLEMENTED THROUGH NOVEMBER 30, 2020

HARTFORD MULTI-STRATEGY FUNDS PROSPECTUS

DATED FEBRUARY 28, 2020, AS SUPPLEMENTED THROUGH NOVEMBER 30, 2020

HARTFORD INTERNATIONAL/GLOBAL EQUITY FUNDS PROSPECTUS

DATED FEBRUARY 28, 2020, AS SUPPLEMENTED THROUGH NOVEMBER 30, 2020

HARTFORD SCHRODERS FUNDS PROSPECTUS

DATED FEBRUARY 28, 2020, AS SUPPLEMENTED THROUGH NOVEMBER 30, 2020

HARTFORD FIXED INCOME FUNDS PROSPECTUS

DATED FEBRUARY 28, 2020, AS SUPPLEMENTED THROUGH NOVEMBER 30, 2020

HARTFORD SCHRODERS CHINA A FUND PROSPECTUS

DATED APRIL 1, 2020, AS SUPPLEMENTED THROUGH NOVEMBER 30, 2020

This Supplement contains new and additional information and should be read in connection with your Statutory Prospectus.

Effective immediately, under the heading “Automatic Conversions” in the “How To Buy And Sell Shares” section of each of the above referenced Statutory Prospectuses, the first paragraph is deleted in its entirety and replaced with the following:

Class C shares automatically convert to Class A shares of the same Fund after 10 years provided that the Fund or the financial intermediary has records verifying that the Class C shares have been held for at least 10 years. Effective April 1, 2021, the automatic conversion period for Class C shares will shorten from 10 years to 8 years. Any shares that have already aged over 8 years will convert at that time. Prior to April 1, 2021, these conversions will occur during the month in which the 10-year anniversary of the purchase occurs and after April 1, 2021, the conversions will occur during the month in which the 8-year anniversary of the purchase occurs. Due to operational limitations at your financial intermediary, your ability to have your Class C shares automatically converted to Class A may be limited.

This Supplement should be retained with your Statutory Prospectus for future reference.

HV-7568	February 2021